                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                  April 5, 2002
                                  -------------
                Date of Report (Date of Earliest Event Reported)



                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                    -----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Nevada                        1-14784                     75-2615944
--------------------------------------------------------------------------------
(State of Incorporation)           (Commission                  (IRS Employer
                                     File No.)               Identification No.)


     1800 Valley View Lane, Suite 300,       Dallas, TX                   75234
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's Telephone Number, Including Area Code: (469) 522-4200
                                                   ---------------

                                       1

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This Form 8-K/A amends the Current Report on Form 8-K, dated April 5, 2002 and filed April 19, 2002, by Income Opportunity Realty Investors, Inc. ("IORI") and provides information that was not available at the date of the original filing.

We have amended the second paragraph on page 2 to correct the relationships between the parties, to identify the lender, and to correct the amount of preferred stock IORI received in the transaction. We have added two additional paragraphs to identify the terms of the preferred stock.

We have amended the proforma statements to present the most recent fiscal year and interim period.

We have amended the proforma statement of operations for the year ended December 31, 2001, to treat the transaction as a financing and removed the adjustments to rents and operations. The information regarding the preferred stock was provided after the original filing, adjustments to interest income were made. Also with the information that was provided after the filing, adjustments were made to interest expense, advisory fees and net income fees.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On January 28, 2002, Income Opportunity Realty Investors, Inc. ("IORI") sold the 122,795 sq. ft. Daley Plaza in San Diego, California, for a sales price of $15.5 million to Janey Enterprises, LP. The sale constituted 8.14% of the total assets of IORI as of December 31, 2001. IORI received $8.1 million in cash after the payoff of $8.6 million in debt and various closing costs and recognized a gain on the sale of $7.1 million.

On April 5, 2002, IORI sold all of its residential properties to partnerships controlled by Metra Capital, LLC ("Metra"). These properties include: the 60 unit Brighton Court, the 92 unit Del Mar, the 68 unit Enclave, the 280 unit Meridian, the 57 unit Signature, the 114 unit Sinclair, located in Midland, Texas, and the 106 unit Treehouse, located in San Antonio, Texas. Innovo Realty, Inc., a subsidiary of Innovo Group, Inc. ("Innovo") is a limited partner in the partnerships that purchased the properties. Joseph Mizrachi, a director of American Realty Investors, Inc. ("ARI"), a related party, controls approximately 11.67% of the outstanding common stock of Innovo. The sale constituted 23.39% of the total assets of IORI as of December 31, 2001. The sales price for the properties totaled $26.2 million. IORI received $5.4 million in cash after the payoff of $16.1 million in debt and various closing costs. Due to IORI's relationship with ARI and Mr. Mizrachi, management has determined to treat this sale as a refinancing transaction. The new debt, funded by Bank of America, on the properties totals $21.4 million, bears interest at 7.57% per annum, requires monthly interest only payments of $135,000 and matures in May 2012. IORI also received $2.9 million of 8% non-recourse, non-convertible Series A Preferred Stock ("Preferred Shares") of Innovo.

The dividend on the Preferred Shares will be funded entirely and solely through member distributions from cash flows generated by the operation and subsequent sale of the sold properties. In the event the cash flows for the properties are insufficient to cover the 8% annual dividend, Innovo will have no obligation to cover any shortfall.

The Preferred Shares have a mandatory redemption feature, and are redeemable from the cash proceeds received by Innovo from the operation and sale of the properties. All member distributions that are in excess of current and accrued 8% dividends, must be used by Innovo to redeem the Preferred Shares.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

This Form 8-K/A amends the Form 8-K Current Report dated April 5, 2002 and filed April 19, 2002 by IORI and provides information that was not available at the date of the original filing.

                                       2

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS (Continued)

(a)  Pro forma financial information:

Proforma statements of operations are presented for the three months ended March 31, 2002, and the year ended December 31, 2001. The proforma statement of operations present IORI's operations as if the transactions described above had occurred at January 1 of each of the periods presented. A proforma balance sheet as of March 31, 2002, is also presented. The proforma balance sheet presents the property sales described above, as if they had occurred at January 1, 2002.

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



                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                PROFORMA COMBINED
                           CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2002


                                                                 Brighton
                                                       Actual    Court/(1)/  Del Mar/(1)/  Enclave/(1)/ Signature/(1)/ Sinclair/(1)/
                                                       ------- ------------ ------------- ------------- -------------- -------------
                                                                                    (dollars in thousands)
                      Assets
Real Estate
Real estate held for investment ................     $ 86,319    $     --    $     --      $     --     $     --       $     --
Less - accumulated depreciation ................       (6,745)         --          --            --           --             --
                                                     --------    --------    --------      --------     --------       --------
                                                       79,574          --          --            --           --             --

Notes and interest receivable ..................        6,847          --          --            --           --             --
Investments in real estate entities ............          103          --          --            --           --             --
Investment in preferred stock ..................           --          16          49           263           --            221
Cash and cash equivalents ......................           59         562         695           531        1,706            464
Other assets ...................................        3,173          --          --            --           --             --
                                                     --------    --------    --------      --------     --------       --------

                                                     $ 89,756    $    578    $    744      $    794     $  1,706       $    685
                                                     ========    ========    ========      ========     ========       ========


Liabilities and Equity
Notes and interest payable .....................     $ 47,552    $    542    $    634      $    476     $  1,705       $    421
Other liabilities ..............................        1,909          49         125           327           43            272
                                                     --------    --------    --------      --------     --------       --------
                                                       49,461         591         759           803        1,748            693

Commitments and Contingencies

Stockholders' Equity
Common stock ...................................           14          --          --            --           --             --
Paid-in capital ................................       63,459          --          --            --           --             --
Accumulated distributions in excess
    of accumulated earnings ....................      (23,178)        (13)        (15)           (9)         (42)            (8)
                                                     --------    --------    --------      --------     --------       --------
                                                       40,295         (13)        (15)           (9)         (42)            (8)
                                                     --------    --------    --------      --------     --------       --------

                                                     $ 89,756    $    578    $    744      $    794     $  1,706       $    685
                                                     ========    ========    ========      ========     ========       ========


                                                     Meridian/(1)/    Treehouse/(1)/     Proforma
                                                     -------------    --------------    -----------

                      Assets
Real Estate
Real estate held for investment ...............      $     --            $     --        $  86,319
Less - accumulated depreciation ...............            --                  --           (6,745)
                                                     --------            --------        ---------
                                                           --                  --           79,574

Notes and interest receivable .................            --                  --            6,847
Investments in real estate entities ...........            --                  --              103
Investment in preferred stock .................           197               2,114            2,860
Cash and cash equivalents .....................           408                 924            5,349
Other assets ..................................            --                  --            3,173
                                                     --------            --------        ---------

                                                     $    605            $  3,038        $  97,906
                                                     ========            ========        =========


Liabilities and Equity
Notes and interest payable ....................      $    379            $  1,200        $  52,909
Other liabilities .............................           233               1,841            4,799
                                                     --------            --------        ---------
                                                          612               3,041           57,708

Commitments and Contingencies

Stockholders' Equity
Common stock ..................................            --                  --               14
Paid-in capital ...............................            --                  --           63,459
Accumulated distributions in excess
    of accumulated earnings ...................            (7)                 (3)         (23,275)
                                                     --------            --------        ---------
                                                           (7)                 (3)          40,198
                                                     --------            --------        ---------

                                                     $    605            $  3,038        $  97,906
                                                     ========            ========        =========

___________________________

(1)    Assumes sale by IORI on January 1, 2002.

                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                PROFORMA COMBINED
                          STATEMENT OF OPERATIONS/(1)/
                                 MARCH 31, 2002

                                                 Brighton
                                       Actual      Court   Del Mar  Enclave  Signature  Sinclair  Meridian  Treehouse  Proforma/(1)/
                                       ------      -----   -------  -------  ---------  --------  --------  ---------  -------------
                                                                            (dollars in thousands)
Revenue
  Rents ............................ $    2,800  $     --  $    --  $    --  $      --  $     --  $     --  $      --  $     2,800
  Property operations ..............      1,640        --       --       --         --        --        --         --        1,640
                                     ----------  --------  -------  -------  ---------  --------  --------  ---------  -----------
                                          1,160        --       --       --         --        --        --         --        1,160

Other Income
  Interest and other ...............         35        --        1        5         --         4         4         42           91
  Equity (loss) in equity
     investees .....................        (17)       --       --       --         --        --        --         --          (17)
  Gain on sale of real estate ......      7,105        --       --       --         --        --        --         --        7,105
                                     ----------  --------  -------  -------  ---------  --------  --------  ---------  -----------
                                          7,123        --        1        5         --         4         4         42        7,179

Other expense
  Interest .........................      1,062        10       12        9         32         8         7         23        1,163
  Depreciation .....................        500        --       --       --         --        --        --         --          500
  Advisory fees ....................        186         4        6        6         13         5         5         23          248
  Net income fee ...................        411        (1)      (1)      (1)        (3)       (1)       (1)        --          403
  Provision for loss ...............        767        --       --       --         --        --        --         --          767
  General and administrative .......        285        --       --       --         --        --        --         --          285
                                     ----------  --------  -------  -------  ---------  --------  --------  ---------  -----------
                                          3,211        13       17       14         42        12        11         46        3,366

Net income ......................... $    5,072  $    (13) $   (16) $    (9) $     (42) $     (8) $     (7) $      (4) $     4,973
                                     ==========  ========  =======  =======  =========  ========  ========  =========  ===========

Earnings per share
  Net income (loss) ................ $     3.52                                                                        $      3.46
                                     ==========                                                                        ===========

Weighted average Common Stock used
  in computing earnings per share ..  1,438,945                                                                          1,438,945
                                     ==========                                                                        ===========

The accompanying footnotes are an integral part of this Proforma Combined Statement of Operations.

                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                           NOTES TO PROFORMA COMBINED
                             STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2002



(1) The Proforma Combined Statement of Operations assumes that each property was sold by IORI on January 1, 2002.

                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                PROFORMA COMBINED
                           STATEMENT OF OPERATIONS/(1)/
                                DECEMBER 31, 2001

                                              Brighton
                                     Actual    Court   Del Mar Enclave Signature Sinclair Meridian Treehouse Daley/(2)/Proforma/(1)/
                                     ------    -----   ------- ------- --------- -------- -------- --------- --------  -----------
                                                                      (dollars in thousands)

Revenue
 Rents ..........................  $   13,001  $    --  $    --  $   --  $     --  $    --  $    --  $     -- $(2,305) $    10,696
 Property operations ............       6,591       --       --      --        --       --       --        --    (764)       5,827
                                   ----------  -------  -------  ------  --------  -------  -------  -------- -------  -----------
                                        6,410       --       --      --        --       --       --        --  (1,541)       4,869

Other Income
 Interest and other .............         194        1        4      21        --       18       16       169      --          423
 Equity (loss) in equity
   investees ....................          (9)      --       --      --        --       --       --        --      --           (9)
 Gain on sale of real estate ....          --       --       --      --        --       --       --        --   7,105        7,105
                                   ----------  -------  -------  ------  --------  -------  -------  -------- -------  -----------
                                          185        1        4      21        --       18       16       169   7,105        7,519

Other expense
 Interest .......................       6,074       41       48      36       129       32       29        91    (632)       5,848
 Depreciation ...................       2,427       --       --      --        --       --       --        --    (414)       2,013
 Advisory fees ..................         817        4        6       6        13        5        5        23      --          879
 Net income fee .................          --       (3)      (4)     (2)      (11)      (1)      (1)        4     236          218
 General and administrative .....         739       --       --      --        --       --       --        --      --          739
                                   ----------  -------  -------  ------  --------  -------  -------  -------- -------  -----------
                                       10,057       42       50      40       136       36       33       118    (810)       9,697

Net income ......................  $   (3,462) $   (41) $   (46) $  (19) $   (131) $   (18) $   (17) $     51 $ 6,374  $     2,691
                                   ==========  =======  =======  ======  ========  =======  =======  ======== =======  ===========

Earnings per share
 Net income (loss) ..............  $    (2.32)                                                                         $      1.80
                                   ==========                                                                          ===========

Weighted average Common Stock
 used in computing earnings
 per share ......................   1,493,675                                                                            1,493,675
                                   ==========                                                                          ===========


The accompanying footnotes are an integral part of this Proforma Combined Statement of Operations.

                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                           NOTES TO PROFORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001



(1) The Proforma Combined Statement of Operations assumes that each property was sold by IORI on January 1, 2001.


(2) Operating results for Daley Plaza is the actual operating results for the year ended December 31, 2001.

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

                                    SIGNATURE
                                    ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                 INCOME OPPORTUNITY REALTY INVESTORS, INC.




Date:   June 25, 2002            By:        /s/ Ronald E. Kimbrough
     -------------------            ---------------------------------------
                                    Ronald E. Kimbrough
                                    Executive Vice President and Chief
                                    Financial Officer (Principal
                                    Financial and Accounting Officer and
                                    Acting Principal Executive Officer)

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